Exhibit 3.1
ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)	Filed in teh Office of /s/ Ross Miller Secretary of State State of Nevada	Document Number 20100731258-29
Filings Date and Time 09/29/2010 8:00AM
Entity Number E0471552010-0

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE FOR OFFICE USE ONLY
1. Name of Corporation	EUROPA ACQUISITION VII, INC.

2.Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent		Vcorp Services, LLC
	☐ Noncommercial Registered Agent (name and address below)		OR	☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address			City		Zip Code
Nevada
	Mailing Address (If different from street address)			City		Zip code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares With par value:	500,000,000 common stock 10,000,000 preferred stock	Par value Per share:	$.001	Number of Shares Without par value:	0
4. Name and Addresses Of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than two directors/trustees)	1.		Humaira Haider
Name
	5806 Falls Gate Court			Falls Church	VA	22041
	Street Address			City	State	Zip Code
2
Name

	Street Address			City	State	Zip Code
5. Purpose: (optional –see Instructions)	The purpose of this corporation shall be:

6. Name, Address And Signature of Incorporator: (attach additional pages if more than one Incorporator)	Humaira Haider			X /s/ Humaira Haider
	Name			Incorporator Signature
	5806 Falls Gate Court			Falls Church	VA	22041
	Address			City	State	Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent	I hereby accept appointment as Resident Agent for the above named Entity.
	X				9/28/2010
	Authorized Signature or Registrant Agent or on Behalf of Registered Agent Entity				Date